GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios
Class A Shares of the
Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Equity Growth Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Income Strategies Portfolio
Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Select Satellite Funds
Class A Shares of the
Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs Commodity Strategy Fund
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs Real Estate Securities Fund

Goldman Sachs Structured Tax-Advantaged Equity Funds
Class A Shares of the
Goldman Sachs U.S. Equity Dividend and Premium Fund
Goldman Sachs International Equity Dividend and Premium Fund
Goldman Sachs Structured Tax-Managed Equity Fund
Goldman Sachs Structured International Tax-Managed Equity Fund

Supplement dated November 29, 2010 to the
Prospectuses dated April 30, 2010

Goldman Sachs Select Satellite Fund
Class A Shares of the
Goldman Sachs Dynamic Allocation Fund

Supplement dated November 29, 2010 to the
Prospectus dated January 5, 2010

Effective December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of that month. For purchases made prior to December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of the next month. Accordingly, effective December 6, 2010, each Fund’s Prospectus is amended as follows.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Is The Offering Price Of Class A Shares?” the following changes apply:

The language “after the end of the month in which such purchase was made” is deleted from footnote **, and from the fourth and fifth sentences of footnote *** to the table(s).

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Else Do I Need To Know About Class A Shares’ CDSC?” the following change applies:

The second sentence is replaced in its entirety with the following:

However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 1% may be imposed.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A, [B,] and C Shares—What Else Do I Need To Know About The CDSC On Class A, [B] Or C Shares?” section, the following changes apply:

In the Goldman Sachs Dynamic Allocation Fund’s Prospectus, the following is added as the fourth bullet point. For each of the other Fund’s Prospectuses, the fourth bullet point is replaced in its entirety with the following:

■	When counting the number of months since a purchase of Class A shares was made, all purchases of Class A shares made during a month will be combined and considered to have been made on the first day of that month (the first day of the next month, for purchases made prior to December 6, 2010).

The word “payments” is replaced with “purchases” in the fifth bullet point.

This Supplement should be retained with your Prospectus for future reference.

SPECASHRSTK 11-10